Fourth Quarter and Full Year 2021 Earnings Call Presentation Exhibit 99.2

Forward-Looking Statements The information furnished in this presentation contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include, but are not limited to, the effects of the COVID-19 pandemic, and the effects of actions taken by third parties including, but not limited to, governmental authorities, customers, contractors and suppliers, in response to the ongoing COVID-19 pandemic, the impact of actions taken by the Organization of Petroleum Exporting Countries (OPEC) and non-OPEC nations to adjust their production levels, the general volatility of oil and natural gas prices and cyclicality of the oil and gas industry, declines in investor and lender sentiment with respect to, and new capital investments in, the oil and gas industry, project terminations, suspensions or scope adjustments to contracts, uncertainties regarding the effects of new governmental regulations, the Company’s international operations, operating risks, the impact of our customers and the global energy sector shifting some of their asset allocation from fossil-fuel production to renewable energy resources, goals, projections, estimates, expectations, market outlook, forecasts, plans and objectives, including revenue and new product revenue, capital expenditures and other projections, project bookings, bidding and service activity, acquisition opportunities, forecasted supply and demand, forecasted drilling activity and subsea investment, liquidity, cost savings, and share repurchases and are based on assumptions, estimates and risk analysis made by management of Dril-Quip, Inc. (“Dril-Quip”) in light of its experience and perception of historical trends, current conditions, expected future developments and other factors. No assurance can be given that actual future results will not differ materially from those contained in the forward-looking statements in this presentation. Although Dril-Quip believes that all such statements contained in this presentation are based on reasonable assumptions, there are numerous variables of an unpredictable nature or outside of Dril-Quip’s control that could affect Dril-Quip’s future results and the value of its shares. Each investor must assess and bear the risk of uncertainty inherent in the forward-looking statements contained in this presentation. Please refer to Dril-Quip’s filings with the Securities and Exchange Commission (“SEC”) for additional discussion of risks and uncertainties that may affect Dril-Quip’s actual future results. Dril-Quip undertakes no obligation to update the forward-looking statements contained herein. Use of Non-GAAP Financial Measures Adjusted Net Income, Adjusted Diluted EPS, Adjusted EBITDA and Free Cash Flow are non-GAAP measures. Adjusted Net Income and Adjusted Diluted EPS are defined as net income (loss) and earnings per share, respectively, excluding the impact of foreign currency gains or losses as well as other significant non-cash items and certain charges and credits. Adjusted EBITDA is defined as net income excluding income taxes, interest income and expense, depreciation and amortization expense, non-cash gains or losses from foreign currency exchange rate changes as well as other significant non-cash items and items that can be considered non-recurring. Free Cash Flow is defined as net cash provided by operating activities less net cash used in the purchase of property, plant and equipment. We believe that these non-GAAP measures enable us to evaluate and compare more effectively the results of our operations period over period and identify operating trends by removing the effect of our capital structure from our operating structure and certain other items including those that affect the comparability of operating results. In addition, we believe that these measures are supplemental measurement tools used by analysts and investors to help evaluate overall operating performance, ability to pursue and service possible debt opportunities and make future capital expenditures.  These measures do not represent funds available for our discretionary use and are not intended to represent or to be used as a substitute for net income or net cash provided by operating activities, as measured under U.S. generally accepted accounting principles (“GAAP”).  Non-GAAP financial information supplements should be read together with, and is not an alternative or substitute for, our financial results reported in accordance with GAAP. Because non-GAAP financial information is not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measure can be found in the appendix. Use of Website Investors should note that Dril-Quip announces material financial information in SEC filings, press releases and public conference calls. Dril-Quip may use the Investors section of its website (www.dril-quip.com) to communicate with investors. It is possible that the financial and other information posted there could be deemed to be material information. Information on Dril-Quip’s website is not part of this presentation. Disclaimer| Cautionary Statement

2021 Strategy| Highlights Peer-to-Peer Collaboration Agreement to supply subsea wellheads, tubular goods and liner hangers to OneSubsea Collaboration with Aker Solution to supply subsea wellheads and trees for carbon capture, utilization and storage (CCUS) projects Downhole Tools Market Growth Recorded highest revenue year since acquisition in 2016, up over 35% year-over-year First installation of XPak De in 2021 and awarded contract to deliver XPak De liner hangers for projects in Brazil through 2024 “e-Series” Technology Expansion Awarded up to 87 Big Bore IIe wellhead systems for the exploration and development phases of deepwater wells in Brazil through 2025 Successful first runs of “e-Series” technologies including DXe wellhead connector, BADGeR casing connector and BBIIe wellhead

Focus Areas 2021 initiatives Environmental Lower Consumption and Emissions Develop Next-gen technological innovation Established reduction goals and targets Green By Design™ technology to limit environmental / operational risk Social Workplace health and safety Diversity and inclusion Community engagement Sponsorship to support STEM education Women’s “Lunch ‘N Learn” series to support career development Governance Risk Management Sustainability Oversight UN Global Compact signatory Global supply chain policy / vendor code of conduct ESG Update| 2021 Progress 4

Completed Scope 1, 2 and 3 Emissions Assessment in Early Q4 2021 Established Decarbonization Strategy in Q4 2021 Targeting to Issue Report Assessment and Targets in Late Q1 2022 Continuing to Make Progress in Our ESG Journey ESG Update| Dril-Quip Greenhouse Gas Emissions Progress

2019 2020  $3  2021  $54   $32   $18  -$16 -$22 2019 2020 2021 $323 $415 $365 -12% -12% Cost Savings and Productivity Gains Helping to Mitigate Revenue Declines Yearly (USD$ millions) Note: Sum of components may not foot due to rounding. Adjusted EBITDA is a non-GAAP measure. See appendix for reconciliation to GAAP measure. (USD$ millions) Q3 ’21 Q2 ’21 Q1 ’21 Revenue Q4 ’21 -1% +3% -6% Quarterly A. EBITDA $1 Q1 ’21 Q3 ’21 $3 Q4 ’21 Q2 ’21 $6 +$1 -$5 -$3 2021 Decremental Margin: 39% Impact of AFGlobal cancellation Financial Results| Q4 and Full Year 2021

Q4 2021 bookings of ~$80 million; above expectations of top end of $40-$60 million range Backlog increased 7% year-over-year after recording $228 million of product bookings in 2021 Bookings expected to grow approximately 20% in 2022 from 2021 orders Subsea production system orders expected to more than double to 17 trees in 2022 YE 2021 YE 2020 YE 2018 YE 2019 +7% Historical Backlog Trends ($M) Product Backlog 2019 2022E 2020 2021 +20% Historical Booking Trends ($M) Product Bookings Bookings| 2021 Results and 2022 Outlook

Inventory Reduction Plan Order substitution program drove approximately $5 million decrease in inventory from 2020 levels Order-to-Cash Improvement Trade accounts receivable down over $50M in 2021 from improved collections and unbilled conversion Drive Productivity Initiatives through LEAN Achieved $10M annualized target ahead of schedule and monitoring cost base against current market environment Free Cash Flow of ~$28 million, or ~9% margin, in 2021 Q4 and Full Year 2021| Free Cash Flow Improvement

2021 Restructuring Charges Represent Initial Actions in Next Stage Business Transformation Planning Strategy| Restructuring Charges First Half 2021 Actions to Finalize Transformation 1.0 Exit from underperforming markets Outsourcing of certain downhole tool manufacturing functions to outside vendor ~$26 million in Restructuring Charges Q4 2021 Actions to Launch Transformation 2.0 Discontinuation of certain product categories as part of product and service line organizational realignment ~$53 million in Restructuring Charges

2022E 2021 Cost of Sales R&D SG&A Driving ~$15 million of savings in productivity in 2022 Operational Excellence| Productivity Improvements Executed and Expected Cumulative Annualized Cost Savings ($M) Cost Savings to Offset Expected Impacts of Inflationary Pressures 2022 Breakdown of Productivity Savings Executed Targeted

2022 Estimated Product Bookings Up ~20% from 2021 2022 Estimated Revenue: Up ~10% from 2021 levels 2022 Estimated Adj. EBITDA: 40% to 50% Incremental margins 2022 Estimated Capex of $15M to $17M Targeting 2022 Free Cash Flow Margin of ~3 to 5% 2022 Outlook| Financial Outlook

Sources: Rystad Energy & DRQ Internal Estimates Collaborations & technology adoption provide tailwinds in improving overall market beginning in 2022 Offshore deepwater wells drilled forecasted compound annual growth rate (CAGR) of 5% through 2026 Subsea Tree awards expected to experience significant growth in 2022 and moderate thereafter South America and Middle East leading overall offshore well count growth; shallow and deepwater Europe and South America expected to lead growth in tree awards Estimated Offshore Deepwater Wells and Tree Awards 0 500 100 200 300 600 400 2024E 2021E 2022E 2026E 2023E 2025E +5% +8% Subsea Tree Awards Offshore Deepwater Wells Market Environment| Offshore Well and Tree Awards Outlook

Strategic Growth Pillars Continue to execute on collaboration agreements, downhole tools growth and e-Series technology expansion Organizational Alignment Streamlined operations and leadership around more focused and integrated product and service lines Optimized Footprint Further transformation of our operational footprint improve efficiency and reduce excess capacity Capital Allocation Disciplined deployment of capital to generate attractive returns of capital employed Strategy| 2022 Focus Areas

Organizational Alignment| Updating Our Operating Structure Subsea Products Wellheads, Connectors & SPS Remain Tier 1 wellhead provider Execute collaboration & license agreements Increase shallow water tree share Grow deepwater presence through VXTe monetization Downhole Tools Liner Hangers and Services Continue share gains in key markets Convert from conventional to expandable liner hangers Expand through current and future collaborations Increase test & assembly in local markets Subsea Services Technical Service, Rentals and Rework Highly reactive support for equipment installation Global network of trained technicians and specialized tooling Dedicated facilities for refurbishment and rework Energy Transition Expansion into Decarbonization Opportunities Wellhead and tree injection offering for CCUS Collaborations with integrated providers (i.e. Aker Solutions) New technology introduction SBTe XT BBIIe Wellhead XPak De

Optimized Footprint| Operational Excellence Expected to Yield $15 to $20 million in Annual Savings by 2024 Next stage in creating a more fit-for-purpose footprint Multi-phased approach to invest in manufacturing, test & assembly Monetize excess property for estimated proceeds of $40 million to $60 million

Priority to organic growth, then attractive acquisitions that drive size and scale Capex / Internal Share Repurchase Acquisition Growth Returning excess cash to shareholders Fund high return internal investments Targeted investments for franchise products Manufacturing, IT Systems, etc. Selective opportunities (energy and energy adjacent) Capital Allocation| Framework

Summary| Key Takeaways Market conditions are improving and activity is expected to increase Successfully executing on our commercial strategy Structurally changing our business Multi-year roadmap to improved profitability Strong balance sheet allows for inorganic activity

Appendix dril-quip.com | NYSE: DRQ

Financial Statements| Income Statement Revenues: Products Services Leasing Total revenues Costs and expenses: Cost of sales Selling, general and administrative Engineering and product development Impairment Restructuring and other charges (Gain) on sale of assets Foreign currency transaction (gains) and losses Total costs and expenses Operating loss Interest income Interest expense Income tax provision (benefit) Net loss Loss per share: Basic Diluted Depreciation and amortization Capital expenditures Weighted Average Shares Outstanding: Basic Diluted Dril-Quip, Inc. Comparative Condensed Consolidated Income Statement (Unaudited) Three months ended Twelve months ended December 31, 2021 September 30, 2021 December 31, 2021 December 31, 2020 (In thousands, except per share data) $48,694 $53,622 $213,760 $258,834 19,380 19,560 74,143 75,577 9,838 9,815 35,042 30,562 77,912 82,997 322,945 364,973 61,197 62,834 242,356 269,698 30,620 25,265 115,036 95,057 3,834 3,510 15,104 18,920 - - - 7,719 52,913 - 78,933 35,380 (596) (13) (4,482) (587) 1,600 (1,663) 836 2,345 149,568 89,933 447,783 428,532 (71,656) (6,936) (124,838) (63,559) 274 188 575 2,131 (195) (94) (787) (621) (8,148) 4,301 2,946 (31,281) $(63,429) $(11,143) $(127,996) $(30,768) $(1.81) $(0.31) $(3.62) $(0.87) $(1.81) $(0.31) $(3.62) $(0.87) $7,723 $7,899 $30,381 $32,389 $2,062 $2,303 $9,990 $11,943 35,167 35,387 35,331 35,260 35,167 35,387 35,331 35,260

Financial Statements| Balance Sheet Dril-Quip, Inc. Comparative Condensed Consolidated Balance Sheets (Unaudited) December 31, 2021 September 30, 2021 December 31, 2020 (In thousands) Assets: Cash and cash equivalents $355,451 $375,172 $345,955 Other current assets 390,098 452,099 517,238 PP&E, net 216,200 224,676 234,823 Other assets 48,677 41,790 53,156 Total assets $1,010,426 $1,093,737 $1,151,172 Liabilities and Equity: Current liabilities $93,663 $91,826 $85,512 Deferred Income taxes 3,925 6,194 6,779 Other long-term liabilities 15,730 15,940 17,353 Total liabilities 113,318 113,960 109,644 Total stockholders equity 897,108 979,777 1,041,528 Total liabilities and equity $1,010,426 $1,093,737 $1,151,172

Financial Statements| Non-GAAP Financial Measures Adjusted Net Income (Loss) and EPS: Three months ended December 31, 2021 September 30, 2021 December 31, 2020 Impact on Impact on Impact on Effect on diluted Effect on diluted Effect on diluted net income (loss) earnings (loss) net income (loss) earnings (loss) net income (loss) earnings (loss) (after-tax) per share (after-tax) per share (after-tax) per share (In thousands, except per share amounts) Net loss $(63,429) $(1.80) $(11,143) $(0.31) $(11,254) $(0.33) Adjustments (after tax): Reverse the effect of foreign currency 1,264 0.04 (1,314) (0.04) 3,179 0.09 Restructuring costs, including severance 45,962 1.31 - - 4,407 0.12 Gain on sale of assets (471) (0.01) (10) - (39) - Adjusted net loss $(16,674) $(0.46) $(12,467) $(0.35) $(3,707) $(0.12) Adjusted Net Income (loss) and EPS: Twelve months ended December 31, 2021 2020 2019 Impact on Impact on Impact on Effect on diluted Effect on diluted Effect on diluted net income (loss) earnings (loss) net income (loss) earnings (loss) net income (loss) earnings (loss) (after-tax) per share (after-tax) per share (after-tax) per share (In thousands, except per share amounts) Net income (loss) $(127,996) (3.62) $(30,768) $(0.87) $1,720 $0.05 Adjustments (after tax): Reverse the effect of foreign currency 660 0.02 1,853 0.05 (1,287) (0.04) Add back impairment - - 6,098 0.17 - - Restructuring costs, including severance 76,354 2.16 31,979 0.91 3,473 0.10 Gain on sale of assets (3,541) (0.10) (464) (0.01) (1,194) (0.03) Adjusted net income (loss) $(54,523) $(1.54) $8,698 $0.25 $2,712 $0.08

Financial Statements| Non-GAAP Financial Measures Adjusted EBITDA: Three months ended December 31, 2021 September 30, 2021 December 31, 2020 (In thousands) Net loss $(63,428) $(11,143) $(11,254) Add: Interest (income) expense, net (80) (94) (1) Income tax expense (benefit) (8,148) 4,301 (373) Depreciation and amortization expense 7,723 7,899 7,668 Restructuring costs, including severance 58,180 1,400 5,578 (Gain) loss on sale of assets (596) (13) (49) Foreign currency transaction (gains) losses 1,600 (1,663) 4,024 Stock compensation expense 5,354 3,276 3,453 Adjusted EBITDA $605 $3,963 $9,046 Adjusted EBITDA: Year ended December 31, 2021 December 31, 2020 December 31, 2019 (In thousands) Net income (loss) $(127,996) $(30,768) $1,720 Add: Interest (income) expense, net 212 (1,510) (7,626) Income tax expense (benefit) 2,946 (31,281) 8,709 Depreciation and amortization expense 30,381 32,389 34,020 Impairment - 7,719 4,396 Restructuring costs, including severance 96,650 40,480 - (Gain) loss on sale of assets (4,482) (587) (1,511) Foreign currency transaction (gains) losses 836 2,345 (1,630) Stock compensation expense 14,895 12,914 15,721 Brazilian amnesty settlement 1,787 - - Adjusted EBITDA $15,229 $31,701 $53,799

Financial Statements| Non-GAAP Financial Measures Free Cash Flow: Net cash provided (used) by operating activities Less: Purchase of property, plant and equipment Free cash flow Free Cash Flow: Net cash provided (used) by operating activities Less: Purchase of property, plant and equipment Free cash flow Three months ended December 31, 2021 September 30, 2021 December 31, 2020 (In thousands) $4,689 $9,323 $(16,786) (2,062) (2,303) (1,700) $2,627 $7,020 $(18,486) Year ended December 31, 2021 2020 2019 (In thousands) $38,428 $(21,088) $14,678 (9,990) (11,943) (11,501) $28,438 $(33,031) $3,177

Market Capitalization = Share Price x Total Shares Outstanding Enterprise Value = Market Capitalization + Debt – Cash and Cash Equivalents Non-cash Working Capital = (Current Assets – Cash) – Current Liabilities Book Value / Share = Total Shareholders’ Equity / Total Shares Outstanding Cash / Share = Cash & Cash Equivalents / Total Shares Outstanding Non-cash Working Capital (WC) / Share = Noncash Working Capital / Total Shares Outstanding Total Debt / Capitalization = Total Debt (Short-term + Long-term) / (Total Debt + Total Shareholders’ Equity) Financial Metrics| Definitions

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